Supplement to the
Transportation Portfolio
April 29, 2017
As Revised December 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Transportation Portfolio has been removed.

TRN-SUM-17-02 1.9886550.101	December 29, 2017